                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: December 17, 1999
                       Newcourt Funding Corporation 1999-1

A New York                       Commission File                 I.R.S. Employer
Corporation                        No. 108-2255                  No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:                    DECEMBER 17, 1999       PAYMENT DATE: DECEMBER 20, 1999
COLLECTION PERIOD:                     NOVEMBER 30, 1999

ITEM 5. OTHER
     I. INFORMATION REGARDING THE CONTRACTS

        1. CONTRACT POOL PRINCIPAL BALANCE
           a. Beginning of Collection Period                     $1,673,524,708
           b. End of Collection Period                           $1,625,301,948
           c. Reduction for Collection Period                    $   48,222,760
        2. DELINQUENT SCHEDULED PAYMENTS
           a. Beginning of Collection Period                         21,674,354
           b. End of Collection Period                           $   20,771,483
        3. LIQUIDATED CONTRACTS
           a. Number of Liquidated Contracts                                191
              with respect to Collection Period
           b. Required Payoff Amounts of Liquidated Contracts    $    4,979,876
           c. Total Reserve for Liquidation Expenses             $           --
           d. Total Liquidation Proceeds Received (1)            $        1,202
           e. Liquidation Proceeds Allocated to Owner Trust      $        1,354
           f. Liquidation Proceeds Allocated to Depositor        $      (152.21)
           g. Current Realized Losses                            $    4,978,521
        4. PREPAID CONTACTS
           a. Number of Prepaid Contracts with respect                      350
              to Collection Period
           b. Required Payoff Amounts of Prepaid Contracts       $    4,297,808
        5. PURCHASED CONTRACTS (BY TCC)
           a. Number of Contracts Purchased by TCC with                      63
              respect to Collection Period
           b. Required Payoff Amounts of Purchased Contracts     $      439,419
        6. DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

--------------------------------------------------------------------------------
                                                                 % OF AGGREGATE
                                                                       REQUIRED
                           NUMBER OF       % OF    AGGREGATE REQUIRED   PAYOFF
                           CONTRACTS     CONTRACTS  PAYOFF AMOUNTS      AMOUNTS
--------------------------------------------------------------------------------
           a. Current        77,826        92.44%   $1,525,630,370       92.68%
           b. 31-60 days      3,472         4.12%   $   69,884,427        4.25%
           c. 61-90 days      1,379         1.64%   $   22,381,517        1.36%
           d. 91-120 days       619         0.74%   $   10,119,285        0.61%
           e. 120+ days         892         1.06%   $   18,057,832        1.10%
           f. Total          84,188       100.00%   $1,646,073,431      100.00%

        7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

--------------------------------------------------------------------------------------------------------------
                           % OF                   % OF                    % OF                    % OF
                         AGGREGATE              AGGREGATE               AGGREGATE               AGGREGATE
                    REQUIRED PAYOFF          REQUIRED PAYOFF          REQUIRED PAYOFF        REQUIRED PAYOFF
                          AMOUNTS               AMOUNTS                  AMOUNTS                 AMOUNTS
         COLLECTION
           PERIODS  31-60 DAYS PAST DUE     61-90 DAYS PAST DUE     91-120 DAYS PAST DUE    120+ DAYS PAST DUE
--------------------------------------------------------------------------------------------------------------
           11/30/99        4.25%                 1.36%                     0.61%                   1.10%
           10/31/99        3.70%                 1.22%                     0.79%                   1.05%
           9/30/99         3.65%                 1.06%                     0.98%                   0.35%
           8/31/99         3.34%                 2.02%                     0.49%                   0.01%


        8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

-----------------------------------------------------------------------------------------------------------------------
                                                COLLECTION    3 COLLECTION     6 COLLECTION PERIODS    CUMULATIVE SINCE
                                                  PERIOD     PERIODS ENDING          ENDING              CUT-OFF DATE
                                               NOVEMBER-99     NOVEMBER-99           NOVEMBER-99
-----------------------------------------------------------------------------------------------------------------------
           a. Number of Liquidated Contracts       191             267                   278                   278
           b. Number of Liquidated
              Contracts as a Percentage         0.222%          0.095%                0.099%                0.099%
              of Initial Contracts
           c. Required Payoff Amounts of
              Liquidated Contracts           4,979,876       6,479,822             6,786,062             6,786,062
           d. Liquidation Proceeds Allocated
              to Owner Trust                     1,354           9,087                 9,087                 9,087
           e. Aggregate Current Realized
              Losses                         4,978,521       6,470,735             6,776,975             6,776,975
           f. Aggregate Current Realized
              Losses as a Percentage of          0.271%         0.352%                0.369%                0.369%
              Cut-off Date Contract Pool
              Principal Balance

    II. INFORMATION REGARDING THE SECURITIES
        1. SUMMARY OF BALANCE INFORMATION

-----------------------------------------------------------------------------------------------------------------------------
                                             PRINCIPAL BALANCE      CLASS FACTOR       PRINCIPAL BALANCE      CLASS FACTORS
                                                   AS OF               AS OF                AS OF                AS OF
                  CLASS           COUPON     DECEMBER 20, 1999    DECEMBER 20, 1999    NOVEMBER 22, 1999    NOVEMBER 22, 1999
                                   RATE         PAYMENT DATE        PAYMENT DATE          PAYMENT DATE         PAYMENT DATE
-----------------------------------------------------------------------------------------------------------------------------
           a. Class A-1 Notes   5.971300%       $276,072,594          0.60151             $319,669,638            0.69650
           b. Class A-2 Notes   6.310000%       $183,586,801          1.00000             $183,586,801            1.00000
           c. Class A-3 Notes   5.707500%       $679,271,171          1.00000             $679,271,171            1.00000
           d. Class A-4 Notes   7.180000%       $318,523,103          1.00000             $318,523,103            1.00000
           e. Class A-5 Notes   6.990000%        $60,865,443          0.90831             $62,329,943             0.93017
           f. Class B Notes     7.070000%        $22,948,351          1.00000             $22,948,351             1.00000
           g. Class C Notes     7.210000%        $50,486,371          1.00000             $50,486,371             1.00000
           h. Class D Notes     7.960000%        $55,076,041          1.00000             $55,076,041             1.00000
           I. Total                  N.A.     $1,646,829,875          0.89703             $1,691,891,419          0.92158

Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,646,829,875 and the CCA Balance is $100,377,550.


        2. MONTHLY PRINCIPAL AMOUNT
           a. Principal Balance of Notes and Equity Certificates
              (End of Prior Collection Period)                                           $   1,691,891,419
           b. Contract Pool Principal Balance (End of Collection Period)                 $   1,625,301,948
           c. Monthly Principal Amount                                                   $      66,589,471
        3. GROSS COLLECTIONS
           a. Scheduled Payments Received                                                $      50,280,510
           b. Liquidation Proceeds Allocated to Owner Trust                              $           1,354
           c. Required Payoff Amounts of Prepaid Contracts                               $       4,297,808
           d. Required Payoff Amounts of Purchased Contracts                             $         439,419
           e. Proceeds of Clean-up Call                                                  $              --
           f. Investment Earnings on Collection Account and Note Distribution Account    $         234,245
           g. Total Gross Collections (sum of (a) through (f))                           $      55,253,336
        4. DETERMINATION OF AVAILABLE FUNDS
           a. Total Pledged Revenues                                                     $      55,253,336
           b. Withdrawal from Cash Collateral Account                                    $         595,192
           c. Total Available Funds                                                      $      55,848,529
        5. CLASS A-3 SWAP
           a. Payment Details
              1.  Class A-3 Prinicpal Amount                                             $              --
              2.  Class A-3 Assumed Fixed Rate                                                     6.8360%
              3.  Class A-3 Assumed Fixed Rate Count (30/360)                                  0.083333333
              4.  Class A-3 Interest Rate (Libor + .30%)                                          5.89250%
              5.  Class A-3 Interest Rate Day Count (Actual/360)                               0.077777778
           b. Net Payment Calculation
              1. Class A-3 Assumed Fixed Payment to Swap Provider                        $       3,869,581
              2. Class A-3 Interest Payment                                              $       3,113,138
              3. Class A-3 Swap Payment From/(To) the Trust                              $         756,444

        5. APPLICATION OF AVAILABLE FUNDS
--------------------------------------------------------------------------------
                                                                    REMAINING
                   ITEM                              AMOUNT      AVAILABLE FUNDS
--------------------------------------------------------------------------------
           a. Total Available Funds                                $ 55,848,529
           b. Servicing Fee                      $  1,394,604      $ 54,453,925
           c. Interest on Notes:
              i) Class A-1 Notes                 $  1,484,656      $ 52,969,269
              ii) Class A-2 Notes                $    965,361      $ 52,003,908
              iii) Class A-3 Net Swap            $    756,444      $ 51,247,464
              iv) Class A-3 Notes                $  3,113,138      $ 48,134,327
              v) Class A-4 Notes                 $  1,905,830      $ 46,228,497
              vi) Class A-5 Notes                $    363,072      $ 45,865,425
              vii) Class B Notes                 $    135,204      $ 45,730,221
              viii) Class C Notes                $    303,339      $ 45,426,882
           d. ix) Class D Notes                  $    365,338      $ 45,061,544
              Principal of Notes
              i) Class A-1 Notes                 $ 43,597,044      $  1,464,500
              ii) Class A-2 Notes                $         --      $  1,464,500
              iii) Class A-3 Notes               $         --      $  1,464,500
              iv) Class A-4 Notes                $         --      $  1,464,500
              v) Class A-5 Notes                 $  1,464,500      $          0
              vi) Class B Notes                  $         --      $          0
              vii) Class C Notes                 $         --      $          0
           e. viii) Class D Notes                $         --      $          0
              Deposit to Cash                    $         --      $          0
           f. Collateral Account
              Amount to be applied in
              accordance with CCA                $         --      $          0
           g. Loan Agreement
              Balance, if any, to Equity         $         --      $          0

   III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT
        1. BALANCE RECONCILIATION
--------------------------------------------------------------------------------
                                                               DECEMBER 20, 1999
                        ITEM                                      PAYMENT DATE
--------------------------------------------------------------------------------
           a. Available Cash Collateral Amount (Beginning)          100,972,742
           b. Deposits to Cash Collateral Account                            --
           c. Withdrawals from Cash Collateral Account                  595,192
           d. Releases of Cash Collateral Account Surplus                    --
              (Excess, if any of (a) plus (b) minus (c) over (f))
           e. Available Cash Collateral Amount (End)                100,377,550
              (Sum of (a) plus (b) minus (c) minus (d))
           f. Requisite Cash Collateral Amount                      100,972,742
           g. Cash Collateral Account Shortfall                         595,192
              (Excess, if any, of (f) over (e))
        2. CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
           a. For any payment date on or prior to the
              August 2000 Payment Date  to,
              and including, the August 2000 Payment Date
              1) Initial Cash Collateral Amount                     100,972,742
           b. For any Payment Dates after the August 2000
              Payment Date until
              the Final Payment Date, the sum of
              1) 6.60% of the Contract Pool Principal Balance
              2) The Aggregate Principal Balance of the Notes
              and the Equity Certificate Balance less the
              Contract Pool Principal Balance
              3) Total ((1) plus (2))
           c. Floor equal to the lesser of
              1) 1.25% of Cut-Off Date Contract Pool Principal
              Balance ($22,948,350); and
              2) the Aggregate Principal Balance of the Notes
              and the Equity Certificate Balance
           d. Requisite Cash Collateral Amount
        3. CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
           a. Interest Shortfalls                                           --
           b. Principal Deficiency Amount                              595,192
           c. Principal Payable at Stated Maturity Date of
              Class of Notes or Equity Certificates                         --
           d. Total Cash Collateral Account Withdrawals                595,192

    IV. INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

------------------------------------------------------------------------------------------------
              DISTRIBUTION                   CLASS A-1    CLASS A-2     CLASS A-3      CLASS A-4
                AMOUNTS                        NOTES        NOTES         NOTES           NOTES
------------------------------------------------------------------------------------------------
        1. Interest Due                  $   1,484,656   $  965,361   $  3,113,138   $  1,905,830
        2. Interest Paid                 $   1,484,656   $  965,361   $  3,113,138   $  1,905,830
        3. Interest Shortfall            $          --   $       --   $         --   $         --
           ((1) minus (2))
        4. Principal Paid                $  43,597,044   $       --   $         --   $         --
        5. Total Distribution Amount     $  45,081,700   $  965,361   $  3,113,138   $  1,905,830
        ((2) plus (4))

--------------------------------------------------------------------------------------------------------------------
              DISTRIBUTION                   CLASS A-5     CLASS B       CLASS C        CLASS D
                AMOUNTS                        NOTES        NOTES         NOTES           NOTES            TOTALS
--------------------------------------------------------------------------------------------------------------------
        1. Interest Due                  $     363,072   $  135,204   $    303,339   $    365,338      $   8,635,937
        2. Interest Paid                 $     363,072   $  135,204   $    303,339   $    365,338      $   8,635,937
        3. Interest Shortfall            $          --   $       --   $         --   $         --      $          --
        ((1) minus (2))
        4. Principal Paid                $   1,464,500   $       --   $         --   $         --      $  45,061,544
        5. Total Distribution Amount     $   1,827,572   $  135,204   $    303,339   $    365,338      $  53,697,481
        ((2) plus (4))

     V. INFORMATION REGARDING OTHER POOL CHARACTERISTICS
--------------------------------------------------------------------------------
                                               AS OF END OF     AS OF END OF
                        ITEM                   NOVEMBER-99       OCTOBER-99
                                            COLLECTION PERIOD  COLLECTION PERIOD
--------------------------------------------------------------------------------
        1. ORIGINAL CONTRACT CHARACTERISTICS
           a. Original Number of Contracts        86,204              N.A.
           b. Cut-Off Date Contract Pool      $1,835,868,028          N.A.
              Principal Balance
           c. Original Weighted Average           47.00               N.A.
              Remaining Term
           d. Weighted Average                    55.00               N.A.
              Original Term
        2. CURRENT CONTRACT CHARACTERISTICS
           a. Number of Contracts                84,188             84,860
           b. Average Contract                  $19,306            $19,721
              Principal Balance
           c. Weighted Average                    43.7               44.5
              Remaining Term

    VI. NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1 PREPAYMENT SCHEDULE
--------------------------------------------------------------------------------
    PAYMENT DATE                                     SINCE ISSUE
      PERIOD                                             CPR
--------------------------------------------------------------------------------
        0                Aug-99
        1                Sep-99                         7.696%
        2                Oct-99                        10.521%
        3                Nov-99                         9.958%
        4                Dec-99                         8.758%

   VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

        A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the Servicer) under the Pooling and Servicing Agreement, dated as of August 1, 1999 (the Pooling and Servicing Agreement), among Newcourt Equipment
Trust Securities 1999-1, Antigua Funding Corporation, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the
                  Payment Date occurring on December 20, 1999

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

                        AT&T CAPITAL CORPORATION

                        Glenn Votek
                        Glenn Votek
                        Executive Vice President, and Treasurer